UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2013

Cintas Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio	45262-5737
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
(513) 459-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment No. 3 to Cintas Corporation 2005 Equity Compensation Plan
At the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of Cintas Corporation (the “Corporation”) held on October 22, 2013, the Corporation’s shareholders approved Amendment No. 3 (the “Amendment”) to the Cintas Corporation 2005 Equity Compensation Plan, as amended (the “2005 Equity Compensation Plan”), which Amendment was previously approved by the Corporation’s Board of Directors (the “Board”), subject to shareholder approval. The description of the Amendment provided below is qualified in its entirety by reference to the complete terms of the 2005 Equity Compensation Plan and the Amendment, copies of which are attached hereto as Exhibits 10.1 to 10.4 and/or incorporated by reference herein.
The Amendment, among other matters, generally revised the 2005 Equity Compensation Plan to help permit the Corporation to structure certain awards so that they may be able to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the Amendment revised the types of performance measures upon which the Compensation Committee of the Board (the “Compensation Committee”) may condition performance awards granted pursuant to the amended 2005 Equity Compensation Plan. The performance measures that were adopted pursuant to the Amendment are as follows:

•	Profits (e.g., operating profit or income, EBIT, EBT, net income, earnings per share, residual or economic earnings, or economic value added);

•	Cash Flow (e.g., EBITDA, operating cash flow, total cash flow, free cash flow, residual cash flow or cash flow return on investment);

•	Returns (e.g., EPS, profits or cash flow returns on: assets, invested capital, net capital employed, or equity);

•	Working Capital (e.g., working capital divided by sales, days' sales outstanding, days' sales inventory, and days' sales in payables, or any combination thereof);

•	Profit Margins (e.g., operating profit or gross profit divided by revenues or value added revenues);

•	Liquidity Measures (e.g., debt-to-debt-plus-equity, debt-to-capital, debt-to-EBITDA, total debt ratio, or EBITDA multiple);

•
Sales, Value Added Sales, Sales Growth, Cost Initiative and Stock Price Metrics (e.g., revenues, revenue growth, new product sales growth, value added sales, growth in value added sales, stock price appreciation, total return to shareholders, sales and administrative costs divided by sales, sales per employee, cost targets, expense or debt reduction levels); and

•
Strategic Initiative Key Deliverable Metrics (e.g., product development, safety performance, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, human resources, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, increase in yield and productivity or goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures).

In addition to revising the performance measures under the 2005 Equity Compensation Plan, the Amendment also added individual grant limits ($5 million per participant during any 12-month period) to the 2005 Equity Compensation Plan for each of restricted stock awards and performance awards. Finally, the Amendment also extended the term of the 2005 Equity Compensation Plan by an additional five years so that it will now terminate on October 18, 2018, unless terminated earlier by the Board.
Cintas Corporation Management Incentive Plan
At the Annual Meeting, the Corporation’s shareholders also approved the Cintas Corporation Management Incentive Plan (the “Management Incentive Plan”), which was previously approved by the Board, subject to shareholder approval. The description of the Management Incentive Plan provided below is qualified in its entirety by reference to the complete terms of the Management Incentive Plan, a copy of which is attached hereto as Exhibit 10.5 and incorporated by reference herein.

The Management Incentive Plan is the Corporation’s annual incentive plan for executive officers for the fiscal year that began on June 1, 2013 and subsequent fiscal years. The Management Incentive Plan permits the Corporation to grant annual cash-based award opportunities that may meet the requirements of Section 162(m) of the Code to officers and other key employees who are selected to participate and to settle those opportunities. Each award will specify a payment amount or payment range as determined by the Compensation Committee (or any other committee appointed by the Board to administer the Management Incentive Plan). The Compensation Committee will have the exclusive right to establish and administer awards under the Management Incentive Plan and will establish a performance goal or goals in its discretion to which the awards are subject. If the Compensation Committee establishes performance goals, the number and/or value of such cash-based awards that will be paid out to the participant will depend on the extent to which the performance goals and any additional service requirements are met. The maximum annual dollar award paid to any participant for any one plan year will be $5,000,000. The performance measures approved by the Corporation’s shareholders for use for awards under the Management Incentive Plan are identical to the performance measures that were adopted pursuant to the Amendment, as listed above.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of shareholders at the Annual Meeting:

Item No. 1:    The shareholders elected the persons listed below as directors of the Corporation. The voting results were as follows:

Name	Shares For	Shares Against	Abstentions	Broker Non- Votes
Gerald S. Adolph	98,549,026	8,626,881	406,051	3,722,393
John F. Barrett	107,007,536	170,306	404,116	3,722,393
Melanie W. Barstad	98,639,436	8,539,786	402,736	3,722,393
Richard T. Farmer	102,535,408	4,643,244	403,306	3,722,393
Scott D. Farmer	106,948,687	230,160	403,111	3,722,393
James J. Johnson	107,006,453	171,340	404,165	3,722,393
Robert J. Kohlhepp	102,385,271	4,792,435	404,252	3,722,393
Joseph Scaminace	97,321,508	9,856,133	404,317	3,722,393
Ronald W. Tysoe	103,744,529	3,432,437	404,992	3,722,393

Item No. 2:    The shareholders approved an advisory resolution on named executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
106,615,110	575,883	390,965	3,722,393

Item No. 3:    The shareholders approved Amendment No. 3 to the Cintas Corporation 2005 Equity Compensation Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
74,126,753	33,024,766	430,439	3,722,393

Item No. 4:    The shareholders approved the Cintas Corporation Management Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
105,579,137	1,574,271	428,550	3,722,393

Item No. 5:    The shareholders approved the ratification of the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for fiscal 2014. The voting results were as follows:

For	Against	Abstain
109,884,952	1,030,560	388,839

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Cintas Corporation 2005 Equity Compensation Plan (incorporated herein by reference to the attachment to the Corporation’s definitive proxy statement on Schedule 14A (SEC File No. 000-11399) filed with the SEC on September 1, 2005)

10.2
Amendment No. 1 to 2005 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.17 to the Corporation’s Annual Report on Form 10-K for the fiscal year ended May 31, 2011 (SEC File No. 000-11399) fled with the SEC on July 29, 2011)

10.3
Amendment No. 2 to Cintas Corporation 2005 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.1 to the Corporation’s Current Report on Form 8-K (SEC File No. 000-11399) filed with the SEC on July 27, 2012)

10.4	Amendment No. 3 to Cintas Corporation 2005 Equity Compensation Plan
10.5	Cintas Corporation Management Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date: October 23, 2013	By:	/s/ William C. Gale
William C. Gale
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1
Cintas Corporation 2005 Equity Compensation Plan (incorporated herein by reference to the attachment to the Corporation’s definitive proxy statement on Schedule 14A (SEC File No. 000-11399) filed with the SEC on September 1, 2005)

10.2
Amendment No. 1 to 2005 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.17 to the Corporation’s Annual Report on Form 10-K for the fiscal year ended May 31, 2011 (SEC File No. 000-11399) fled with the SEC on July 29, 2011)

10.3
Amendment No. 2 to Cintas Corporation 2005 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.1 to the Corporation’s Current Report on Form 8-K (SEC File No. 000-11399) filed with the SEC on July 27, 2012)

10.4	Amendment No. 3 to Cintas Corporation 2005 Equity Compensation Plan
10.5	Cintas Corporation Management Incentive Plan